UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _____________________

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 29, 2017
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way Santa Clara, California 95054 (Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

4401 Great America Parkway
Santa Clara, California 95054
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On August 31, 2017, Palo Alto Networks, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal fourth quarter and fiscal year ended July 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Retirement of Chief Financial Officer
On August 29, 2017, Steffan Tomlinson, the Company’s Executive Vice President, Chief Financial Officer, notified the Company of his intention to retire and resign from his position at the Company. Mr. Tomlinson has agreed to stay on as the Company’s Chief Financial Officer until his replacement has been found.
(c) Appointment of Chief Product Officer
On August 29, 2017, the Company’s Board of Directors (the “Board”) named Lee Klarich, 42, Executive Vice President, Chief Product Officer, effective as of August 29, 2017, with responsibility for engineering and product management.
Prior to this appointment, Mr. Klarich served as the Company’s Executive Vice President of Product Management, a role he held since November 2015. From November 2012 to November 2015, Mr. Klarich served as the Company’s Senior Vice President, Product Management and the Company’s Vice President, Product Management from May 2006 to November 2012. Prior to joining the Company, Mr. Klarich held various positions at NetScreen Technologies, Excite@Home, and Packard Bell-NEC. Mr. Klarich holds a B.S. in Engineering from Cornell University.
There are no arrangements or understandings between Mr. Klarich and any other persons pursuant to which he was selected as an executive officer. There are no family relationships between Mr. Klarich and any director or other executive officer. Mr. Klarich has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.
(d) Appointment of New Director
On August 29, 2017, the Board increased the size of the Board from ten to eleven and appointed Sridhar Ramaswamy to the Board effective as of August 29, 2017, to serve as a Class II director whose term expires at the annual meeting of stockholders to be held in 2019. In addition, the Board appointed Mr. Ramaswamy to the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”).
Mr. Ramaswamy, age 50, currently serves as Google, Inc.’s Senior Vice President Ads & Commerce, a position he has held since March 2013. From 2003 to March 2013, Mr. Ramaswamy served in various leadership roles in Google’s engineering group, including as Senior Vice President Engineering. Prior to joining Google, Mr. Ramaswamy served in engineering and other technical roles at E.piphany Inc., Bell Laboratories, Inc., and Telcordia Technologies, Inc. Mr. Ramaswamy holds a B.S. in Computer Science from the India Institute of Technology, Madras India and a M.S. and PhD in Computer Science from Brown University. Mr. Ramaswamy was selected to serve on the Board due, in part, to the depth of his technical engineering background and his extensive cloud and infrastructure expertise.
In connection with his appointment to the Board and in accordance with the Company’s Director Compensation Policy, the Board approved an initial award of restricted stock units for Mr. Ramaswamy having a value of approximately $1,000,000, which will be granted effective September 20, 2017 (the grant date). These restricted stock units will vest over three years, with one-third of the shares subject to the award vesting on the first anniversary of the grant date, and the remaining shares vesting equally over the next two years on a quarterly basis, subject to continued service on the Board on the applicable vesting date. In the event of a change of control, all shares subject to the award would become fully vested and immediately exercisable. The restricted stock units are subject to the terms and conditions of the Company’s 2012 Equity Incentive Plan and its related grant agreements. In addition, the Company expects to grant an annual award of restricted stock units having a value of approximately $310,000 to Mr. Ramaswamy on the date of each annual meeting of stockholders, beginning with the annual meeting of stockholders to be held in 2018, subject to continued service on the Board and the Governance Committee. Each annual award of restricted stock units is expected to vest over one year on a quarterly basis. The Company will also reimburse Mr. Ramaswamy for all reasonable expenses in connection with his service to the Company. A copy of the offer letter between Mr. Ramaswamy and the Company is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Mr. Ramaswamy executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-180620) filed with the Securities and Exchange Commission on July 9, 2012.
There is no arrangement or understanding between Mr. Ramaswamy and any other persons pursuant to which Mr. Ramaswamy was elected as a director. There are no family relationships between Mr. Ramaswamy and any director or other executive officer. In addition, Mr. Ramaswamy is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description of Exhibit
10.1	Offer Letter between the Registrant and Sridhar Ramaswamy, dated August 29, 2017.
99.1	Press release dated as of August 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ MARK D. MCLAUGHLIN
Mark D. McLaughlin
Chief Executive Officer

Date: August 31, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Offer Letter between the Registrant and Sridhar Ramaswamy, dated August 29, 2017.
99.1	Press release dated as of August 31, 2017.